July 9, 2009

Corporate Equity Investments, Inc.

5775 Blue Lagoon Drive, Suite 100

Miami, FL 33126

Board of Directors:

As of today, July 9, 2009, I Chase Chandler, hereby submit to the Board of Directors of Corporate Equity Investments, Inc. (the “Company”) my resignation as the President, Secretary, Treasurer, and Director of the Company, effective immediately.  My resignation does not imply any dispute or disagreement with the Company.  I wish you well in your future endeavors.

Sincerely,

/s/ Chase Chandler_____________________

Chase Chandler